                                                                     EXHIBIT 1.1
                                                              A&K Draft 10/23/98

                    1,000,000 TRUST PREFERRED SECURITIES(1)
                              KBK CAPITAL TRUST I
             (LIQUIDATION AMOUNT $25 PER TRUST PREFERRED SECURITY)
                  GUARANTEED TO THE EXTENT SET FORTH HEREIN BY

                            KBK CAPITAL CORPORATION

                             UNDERWRITING AGREEMENT


                                                              November ___, 1998

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
J.J.B. HILLIARD, W.L. LYONS, INC.
  as Representatives of the several Underwriters named in Schedule I hereto c/o Friedman, Billings, Ramsey & Co., Inc.
1001 19th Street North
Arlington, Virginia  22209

Dear Sirs:

         KBK Capital Trust I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), and KBK Capital Corporation, a Delaware corporation (the "Company"), each confirms its agreement with each of the Underwriters listed on Schedule I hereto (collectively, the "Underwriters"), for whom Friedman, Billings, Ramsey & Co., Inc. and J.J.B. Hilliard, W.L. Lyons, Inc. are acting as representatives (in such capacity, the "Representatives"), with respect to (i) the sale by the Trust of 1,000,000 of
its         % Trust Preferred Securities (liquidation amount $25 per Trust
Preferred Security) (the "Initial Securities"), representing preferred undivided beneficial interests in the assets of the Trust, guaranteed on a subordinated basis by the Company as to the payment of distributions, and as to payments on liquidation and redemption, to the extent set forth in a guarantee agreement (the "Preferred Guarantee") between the Company and The First National Bank of Chicago, as guarantee trustee (the "Guarantee Trustee"), and the purchase by the Underwriters, acting severally and not jointly, of the respective number of Trust Preferred Securities set forth opposite the names of the Underwriters in Schedule I hereto, and (ii) the grant of the option described in Section 1(b) hereof to purchase all or any part of an additional 150,000 Trust Preferred Securities to cover over- allotments (the "Option Securities"), if any, from the Trust to the Underwriters, acting severally and not jointly. The 1,000,000 Trust Preferred Securities to be





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(1)  Plus an option from the Trust and the Company to purchase up to an additional 150,000 Trust Preferred Securities.
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purchased by the Underwriters and all or any part of the 150,000 Trust
Preferred Securities subject to the option described in Section l(b) hereof are hereinafter called, collectively, the "Securities". The Trust will purchase, with the proceeds of the sale of the Securities and 30,000 (or 34,500 assuming full exercise by the Underwriters of the over- allotment option described
herein) of its            % Trust Common Securities (liquidation amount $25 per
Trust Common Security) (the "Common Securities"), $25,750,000 aggregate principal amount (or $29,612,500 aggregate principal amount assuming full exercise by the Underwriters of the over-allotment option described herein) of % Subordinated Debentures due 2028 (the "Debentures") of the Company, to be issued pursuant to an Indenture to be dated as of November ___, 1998 (the "Indenture") between the Company and The First National Bank of Chicago, as trustee (the "Indenture Trustee").

         Immediately after the Closing Time (as defined below), the Company will be the holder of all of the Common Securities. The Common Securities will represent subordinated undivided beneficial interests in the assets of the Trust, guaranteed on a subordinated basis by the Company as to the payment of distributions, and as to payments on liquidation and redemption, to the extent set forth in a guarantee agreement (the "Common Guarantee," and together with the Preferred Guarantee, the "Guarantees") between the Company and The First National Bank of Chicago. The Trust will be subject to the provisions of an Amended and Restated Declaration of Trust (the "Declaration") to be dated as of November ___, 1998 among the Company, as sponsor of the Trust, The First National Bank of Chicago, as property trustee (the "Property Trustee"), Wilmington Trust Company, as Delaware trustee (the "Delaware Trustee"), and three individual trustees who are officers of the Company (the "Administrative Trustees"). The Property Trustee, the Delaware Trustee and the Administrative Trustees are collectively referred to herein as the "Trustees."

         The Trust and the Company understand that the Underwriters propose to make a public offering of the Securities as soon as the Underwriters deem advisable after this Agreement has been executed and delivered.

         The Trust and the Company have filed with the Securities and Exchange Commission (the "Commission"), a registration statement on Form S-2 (Nos. 333-65041 and 333-65041-01), and a related preliminary prospectus for the registration of the Securities, the Debentures and the Preferred Guarantee under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder (the "Securities Act Regulations"). The Trust and the Company have prepared and filed such amendments thereto, if any, and such amended preliminary prospectuses, if any, as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. The registration statement has been declared effective under the Securities Act by the Commission. The registration statement as amended at the time it became effective (including all information deemed (whether by incorporation by reference or otherwise) to be a part of the registration statement at the time it became effective pursuant to Rule 430A(b) of the Securities Act Regulations) is hereinafter called the "Registration Statement," except that, if the Trust and the Company file a post-effective amendment to such registration statement which becomes effective prior to the Closing Time, "Registration Statement" shall refer to such registration statement as so amended. Any registration



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
statement filed pursuant to Rule 462(b) of the Securities Act Regulations is hereinafter called the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the 462(b) Registration Statement. Each prospectus included in the Registration Statement, or amendments thereof or supplements thereto, before it became effective under the Securities Act and any prospectus filed with the Commission by the Trust and the Company with the consent of the Underwriters pursuant to Rule 424(a) of the Securities Act Regulations is hereinafter called the "Preliminary Prospectus." The term "'Prospectus" means the final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Securities Act Regulations, and any amendments thereof or supplements thereto. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

         The Trust, the Company and the Underwriters agree as follows:

         SECTION 1. Sale and Purchase.

         (a) Initial Securities. Upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per Trust Preferred Security of $25.00, the Trust and the Company agree that the Trust shall sell to each of the Underwriters the Initial Securities and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust the number of Initial Securities set forth in Schedule I opposite such Underwriter's name, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of
Section 8 hereof, subject in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional Trust Preferred Securities.

         (b) Option Securities. In addition, upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per Trust Preferred Security set forth in paragraph (a), the Trust hereby grants an option to purchase to the Underwriters, acting severally and not jointly, up to an additional 150,000 Trust Preferred Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Trust and the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives, but shall not be later than three full business days (or earlier, without the consent of the Company, than two full business days) after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule I opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional





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
Trust Preferred Securities. The Underwriters may from time to time increase or decrease the public offering price of the Option Securities after the initial public offering to such extent as the Underwriters may determine.

         (c) Underwriting Compensation. As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Securities will be used by the Trust to purchase the Debentures of the Company, the Company at the Closing Time or any Date of Delivery (as hereinafter defined) shall pay to Friedman, Billings, Ramsey & Co., Inc., for the respective accounts of the several Underwriters, an amount equal to $_______ per Trust Preferred Security for the Securities delivered by the Trust pursuant hereto at the Closing Time or any Date of Delivery.

         SECTION 2. Payment and Delivery. The Securities shall be represented by one or more definitive global securities in book-entry form which will be deposited by or on behalf of the Trust with The Depository Trust Company ("DTC") or its designated custodian. The Trust shall deliver the Securities, with any transfer taxes thereon duly paid by the Trust, to Friedman, Billings, Ramsey & Co., Inc. through the facilities of DTC for the respective accounts of the several Underwriters, against payment to the Trust of the purchase price therefor by wire transfer of immediately available funds or certified or official bank check payable in federal (same-day) funds. Such payment and delivery with respect to the Initial Securities shall be made at 9:30 a.m., New York City time, on the third (fourth, if pricing occurs after 4:30 p.m., New York City time) business day after the date hereof (unless another time, not later than ten business days after such date, shall be agreed to by the Representatives and the Company). The time at which such payment and delivery are actually made is hereinafter sometimes called the "Closing Time." In addition, in the event that the Underwriters have exercised their option, if any, to purchase any or all of the Option Securities, payment of the purchase price for, and delivery of such Option Securities, shall be made at the place as shall be agreed upon by the Representatives and the Company, on the relevant Date of Delivery determined pursuant to Section 1(b) and as specified in the notice from the Representatives to the Company. The global certificates representing the Securities shall be made available to the Representatives for examination at least one full business day preceding the Closing Time or Date of Delivery, as the case may be, at the office of DTC or its designated custodian (the "Designated Office").

         The documents to be delivered at Closing Time or any Date of Delivery on behalf of the parties hereto pursuant to Section 6 of this Agreement, shall be delivered at the offices of [Andrews & Kurth L.L.P., 1701 Pennsylvania Ave., N.W., Washington, D.C. 20006], and the Securities will be delivered at the Designated Office, all at Closing Time or such Date of Delivery, as the case may be.

         SECTION 3. Representations and Warranties of the Trust and the Company.

         (a) The Trust and the Company, jointly and severally, represent and warrant to the Underwriters that:





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         (i) The Trust and the Company meet the requirements for use of Form S-2 under the Securities Act. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Trust or the Company, are threatened by the Commission, and any request on the part of the Commission for additional information has been complied with.

         (ii) The Preliminary Prospectus and the Registration Statement comply and the Prospectus and any further amendments or supplements thereto will, when they have become effective or are filed with the Commission, as the case may be, comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations; the Registration Statement did not, and any amendment thereto will not, in each case as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the date of the Prospectus, at the Closing Time and at each Date of Delivery, if any, the Prospectus and any amendments and supplements thereto did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (iii) The Preliminary Prospectus was and the Prospectus delivered to the Underwriters for use in connection with the offering of the Securities will, at the time of such delivery, be identical to the electronically transmitted copies thereof filed with the Commission pursuant to the Electronic Data Gathering Analysis and Retrieval System ("EDGAR"), except to the extent permitted by Regulation S-T.

         (iv) The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were filed with the Commission complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder (the "Exchange Act Regulations") and, when read together with the other information in the Prospectus, at the date of the Prospectus, at the Closing Time and at each Date of Delivery, if any, did not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.

         (v) KPMG Peat Marwick LLP, who certified the consolidated financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and Prospectus, are independent public accountants as required by the Securities Act and the Securities Act Regulations.

         (vi) The financial statements, including the related schedules and notes, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of Company and its subsidiaries as of the dates indicated and the





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
consolidated results of operations and stockholders' equity and cash flows of the Company and its subsidiaries for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved. The supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus fairly present the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement and the Prospectus.

         (vii) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as may be otherwise stated therein, there has not been (A) any material adverse change in the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise), of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (B) any transaction, not in the ordinary course of business, which is material to the Company and its subsidiaries taken as a whole, entered into by the Company or any of its subsidiaries, (C) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any of its subsidiaries, which is material to the Company and its subsidiaries taken as a whole or (D) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

         (viii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and Prospectus and to execute and deliver this Agreement, the Guarantees, the Declaration and the Indenture and to consummate the transactions contemplated hereby and thereby.

         (ix) KBK Financial Corporation, Inc., a Delaware corporation, and KBK Receivables Corporation, a Delaware corporation (together, the "Subsidiaries"), are the only subsidiaries of the Company and each such Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and Prospectus.

         (x) The Company and the Subsidiaries are duly qualified or licensed by each jurisdiction in which they conduct their respective businesses and in which the failure, individually or in the aggregate, to be so qualified or licensed could have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole, and the Company and the Subsidiaries are duly qualified, and are in good standing, in each jurisdiction in which they own or lease real property or maintain an office and in which such qualification is necessary, except where the failure to be so qualified and in good standing would not have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and the Subsidiaries





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
taken as a whole. Except as disclosed in the Prospectus, neither Subsidiary is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary's capital stock or from repaying to the Company or any other Subsidiary any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary's property or assets to the Company or to the other Subsidiary. Other than as disclosed in the Prospectus, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association which would constitute a "significant subsidiary" as defined by Rule 102 of Regulation S-X.

         (xi) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Business Trust Act of the State of Delaware (the "Delaware Business Trust Act") with the trust power and authority to own property and conduct its business as described in the Registration Statement and Prospectus, and has conducted and will conduct no business other than the transactions contemplated by this Agreement and described in the Registration Statement and the Prospectus. The Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Declaration and the agreements and instruments contemplated by the Declaration and described in the Prospectus. Based on expected operations and current law, the Trust will be classified for United States federal income tax purposes as a grantor trust and will not be taxable as a corporation. The Trust is not a party to or subject to any action, suit or proceeding of any nature.

         (xii) The authorized, issued and outstanding shares of capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" under the column entitled "Actual." Such shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable, and none of such shares of capital stock was issued in violation of preemptive or other similar rights of any securityholder of the Company. Except as disclosed in the Prospectus, there are no outstanding (i) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (ii) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

         (xiii) The outstanding shares of capital stock of the Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and none of such shares of capital stock was issued in violation of preemptive or other similar rights of any security holder of any Subsidiary. There are no
(i) securities or obligations of any of the Subsidiaries convertible into or exchangeable for any capital stock of any Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from any of the Subsidiaries any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of any of the Subsidiaries to issue any shares of capital stock, any such obligations, or any warrants, rights or options. All of the issued and outstanding





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capital stock of each Subsidiary is owned by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

         (xiv) This Agreement has been duly authorized, executed and delivered by the Trust and the Company and is a legal, valid and binding agreement of the Trust and the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, and except to the extent that the indemnification and contribution provisions of
Section 9 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof.

         (xv) The Securities have been duly and validly authorized by the Trust, and, when issued and delivered to the Underwriters against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable undivided preferred beneficial interests in the assets of the Trust and will conform in all material respects to the description thereof contained in the Prospectus. The issuance of the Securities is not subject to preemptive or other similar rights. The Securities will have the rights set forth in the Declaration, and the terms of the Securities are valid and binding on the Trust. The holders of the Securities will be entitled to the same limitation of personal liability extended to the stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

         (xvi) The Common Securities have been duly and validly authorized by the Trust and upon delivery by the Trust to the Company against payment therefor as described in the Prospectus, will be duly and validly issued undivided subordinated beneficial interests in the assets of the Trust and will conform in all material respects to the description thereof contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; and at the Closing Time and each Date of Delivery, if any, all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature, other than rights of the Company arising under the Declaration to redeem the Common Securities; and the Common Securities and the Securities are the only interests authorized to be issued by the Trust.

         (xvii) Each of the Guarantees, the Declaration and the Indenture (collectively, the "Guarantor Agreements") has been duly authorized and when validly executed and delivered by the Company and, in the case of the Guarantee, by the Guarantee Trustee and, in the case of the Debentures, when validly authenticated and delivered by the Debenture Trustee and, in the case of the Guarantee, upon due execution, authentication and delivery of the Debentures and upon payment therefor, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity. Each of the Preferred Guarantee, the Declaration and the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.





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
         (xviii) The Debentures have been duly authorized and at Closing Time and on each Date of Delivery, if any, will have been validly executed and delivered by the Company. When the Debentures have been executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Trust in accordance with the terms of this Agreement and as described in the Prospectus, the Debentures will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with the their terms except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally and general principles of equity.

         (xix) Neither the Company nor either of the Subsidiaries is (A) in violation of the Declaration or its charter or bylaws or (B) in breach or default (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default), in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, license, indenture, mortgage, deed of trust, note, loan or credit agreement or other agreement or instrument to which the Company or either of the Subsidiaries is a party or by which any of them is bound or to which any of the property or assets of the Trust, the Company or the Subsidiaries is subject, except for such breaches or defaults which would not have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole.

         (xx) The execution, delivery and performance of this Agreement by the Trust, the compliance by the Trust with all the provisions hereof and the consummation of the transactions contemplated hereby and by the Declaration, including the issuance and sale of the Securities and the Common Securities by the Trust, the purchase of the Debentures by the Trust and the distribution of the Debentures by the Trust in the circumstances contemplated by the Declaration will not (A) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states), (B) constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or either Subsidiary or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and the Subsidiaries taken as a whole to which the Company or either Subsidiary is a party or by which the Company or either Subsidiary or their respective property is bound, (C) violate any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any Subsidiary or their respective property, or (D) result in the imposition or creation of (or the obligation to create or impose) a security interest, claim, lien, encumbrance or adverse interest of any nature (each a "Lien"), under any agreement or instrument to which the Company or either Subsidiary is a party or by which the Company or either Subsidiary or their respective property is bound.

         (xxi) The execution, delivery and performance of this Agreement, the Debentures and the Guarantor Agreements by the Company, the compliance by the Company with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby





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
including the issuance and sale of the Securities and the Common Securities by the Trust, the sale of the Debentures by the Company to the Trust, the distribution of the Debentures by the Trust in the circumstance contemplated by the Declaration and the issuance by the Company of the Guarantees will not (A) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as have been made or received and except such as may be required under the securities or Blue Sky laws of the various states), (B) constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or either Subsidiary or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and the Subsidiaries taken as a whole to which the Company or either Subsidiary is a party or by which the Company or either Subsidiary or their respective property is bound, (C) violate any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, either Subsidiary or their respective property or (D) result in the imposition or creation of (or the obligation to create or impose) a Lien (excluding any right of redemption of the Company arising under the Declaration, the Indenture or the Debentures) under any agreement or instrument to which the Company or either Subsidiary is a party or by which the Company or either Subsidiary or their respective property is bound.

         (xxii) There are no existing or, to the knowledge of the Company, threatened labor disputes with the employees of the Company or either of the Subsidiaries which are likely to have individually or in the aggregate a material adverse effect on assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole.

         (xxiii) There are no actions, suits, proceedings, inquiries or investigations pending or, to the knowledge of the Company, threatened against the Company or either of the Subsidiaries or any of their respective officers and directors or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency which are required to be disclosed in the Registration Statement and the Prospectus, or which might be reasonably expected to result in a judgment, decree, award or order having a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole.

         (xxiv) The descriptions in the Registration Statement and the Prospectus of the contracts and other legal documents therein described present fairly the information required to be shown, and there are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits to the Registration Statement which have not been so described and filed as required.

         (xxv) No filing with, or authorization, approval, consent, license, order registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by the Trust or the Company of their respective





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
obligations under this Agreement, the Guarantee, the Declaration or the Indenture or in connection with the transactions contemplated under this Agreement, the Guarantee, the Declaration and the Indenture, except such as have been already obtained or as may be required under state securities laws.

         (xxvi) The Company and the Subsidiaries own or possess adequate patents, licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights and know-how (collectively "Intangibles") necessary to entitle the Company and each Subsidiary to conduct its business as described in the Prospectus, and neither the Company, nor either Subsidiary, has received notice of infringement of or conflict with (and the Company knows of no such infringement of or conflict with) asserted rights of others with respect to any Intangibles which could materially and adversely affect the business, prospects, properties, assets, results of operations or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole.

         (xxvii) Each of the Company and the Subsidiaries possesses such permits, licenses, accreditations, certifications, authorizations, consents and approvals and has made all necessary filings required under any federal, state or local law, regulation or rule, and has obtained all such permits, authorizations, consents and approvals from other persons, necessary to conduct their respective businesses as described in the Prospectus, except to the extent that any failure to have any such permits, licenses, authorizations, consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals would not, individually or in the aggregate, have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole. Neither the Company nor either of the Subsidiaries is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such permit, license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or either of the Subsidiaries the effect of which could be material and adverse to the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole; and no such permit, license, authorization, consent or approval contains a materially burdensome restriction that is not adequately disclosed in the Registration Statement and the Prospectus.

         (xxviii) The Company and the Subsidiaries have good and marketable title in fee simple to all real property and good title to all other property owned by them, in each case free and clear of all liens, security interests, pledges, claims, charges, restrictions, encumbrances, mortgages and defects of any kind, except such as are disclosed in the Prospectus or such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company or either of the Subsidiaries. All of the leases and subleases material to the business of the Company and the Subsidiaries are in full force and effect, and neither the Company nor either of the Subsidiaries has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or either of the Subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Subsidiary of the continued possession of the leased or subleased premises.

         (xxix) The Company and each of the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (xxx) Each of the Company and the Subsidiaries has filed on a timely basis all necessary federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and has paid all taxes shown as due thereon; and no tax deficiency has been asserted against the Company or either of the Subsidiaries, nor does the Company or either of the Subsidiaries know of any tax deficiency which is likely to be asserted against it which if determined adversely, could materially adversely affect the business, prospects, properties, assets, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole. All tax liabilities are adequately provided for on the respective books of the Company and its Subsidiaries.

         (xxxi) Each of the Company and the Subsidiaries maintain insurance (issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate for their respective businesses and consistent with insurance coverage maintained by similar companies in similar businesses, all of which insurance is in full force and effect.

         (xxxii) The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

         (xxxiii) Except as otherwise stated in the Registration Statement and the Prospectus and except as would not, singly or in the aggregate, materially adversely affect the business prospects, properties, assets, results of operations or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole (A) neither the Company nor either of the Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively,

"Environmental Laws"), (B) the Company and the Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or either of the Subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or either of its Subsidiaries relating to Hazardous Materials or any Environmental Laws.

         (xxxiv) The Securities, the Debentures and the Indenture conform in all material respects to the statements relating thereto contained in the Prospectus and are in substantially the form filed as an exhibit to the Registration Statement.

         (xxxv) Neither the Trust, the Company nor any of their affiliates (i) is required to register as a "broker" or "dealer" in accordance with the provisions of the Exchange Act or the Exchange Act Rules and Regulations, or
(ii) directly, or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article I of the By-laws of the NASD) any member firm of the NASD.

         (xxxvi) Neither the Company nor either of the Subsidiaries nor any officer or director purporting to act on behalf of the Company or either of the Subsidiaries has at any time; (A) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law, (B) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law,
(C) made any payment outside the ordinary course of business to any investment officer or loan broker or person charged with similar duties of any entity to which the Company or either of the Subsidiaries sells or from which the Company or either of the Subsidiaries buys loans or servicing arrangements for the purpose of influencing such agent, officer, broker or person to buy loans or servicing arrangements from or sell loans to the Company or either of the Subsidiaries, or (D) engaged in any transactions, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company and the Subsidiaries.

         (xxxvii) Except as otherwise disclosed in the Prospectus, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or either of the Subsidiaries to or for the benefit of any of the officers or directors of the Company or either of the Subsidiaries or any of the members of the families of any of them.

         (xxxviii) Neither the Company nor either of the Subsidiaries nor, to the knowledge of the Company, any employee or agent of the Company or either of the Subsidiaries, has made any payment of funds of the Company or of any Subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus.

         (xxxix) All securities issued by the Company, either of the Subsidiaries or any trusts established by the Company or any Subsidiary, have been issued and sold in compliance with (A) all applicable federal and state securities laws, (B) the laws of the applicable jurisdiction of incorporation of the issuing entity and, (C) to the extent applicable to the issuing entity, the requirements of the American Stock Exchange and the Pacific Stock Exchange.

         (xl) Neither the Company nor either of the Subsidiaries or affiliates does business with the government of Cuba or with any person or affiliate located in Cuba.

         (xli) The Company has not incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated.

         (b) Any certificate signed by any officer of the Trust or the Company or either Subsidiary delivered to the Representatives or to counsel for the Underwriters pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Trust or the Company, as the case may be, to each Underwriter as to the matters covered thereby.

         SECTION 4. Certain Covenants.

         The Company and the Trust covenant with each Underwriter as follows:

         (a) To furnish such information as may be required and otherwise to cooperate in qualifying the Securities for offering and sale under the securities or blue sky laws of such states as the Representatives may designate and to maintain such qualifications in effect as long as required for the distribution of the Securities, provided that, Company shall not be required in connection therewith to qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Securities).

         (b) To prepare the Prospectus in a form approved by the Underwriters and file such Prospectus with the Commission pursuant to Rule 424(b) not later than the day following the execution and delivery of this Agreement and to furnish promptly (and with respect to the initial delivery of such Prospectus, not later than 10:00 a.m. (New York City time) on the day following the execution and delivery of this Agreement) to the Underwriters as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Trust and the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) and any documents incorporated therein by reference as the Underwriters may reasonably request for the purposes contemplated by the Securities Act Regulations, which Prospectus and any amendments or supplements thereto and any documents incorporated therein by reference furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (c) To comply with the requirements of Rule 430A of the 1933 Act Regulations, if and as applicable, and to advise the Representatives promptly and (if requested by the Representatives) to confirm such advice in writing, when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective under the Securities Act Regulations.

         (d) To advise the Representatives immediately, confirming such advice in writing, of (i) the receipt of any comments from, or any request by, the Commission for amendments or supplements to the Registration Statement or Prospectus or for additional information with respect thereto, or (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and, if the Commission or any other government agency or authority should issue any such order, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible; to advise the Representatives promptly of any proposal to amend or supplement the Registration Statement or Prospectus and to file no such amendment or supplement to which the Representatives shall reasonably object in writing.

         (e) To furnish to the Underwriters for a period of five years from the date of this Agreement (i) as soon as available, copies of all annual, quarterly and current reports or other communications supplied to holders of the Securities, (ii) as soon as practicable after the filing thereof, copies of all reports filed by the Trust or the Company with the Commission, the NASD or any securities exchange and (iii) such other information as the Underwriters may reasonably request regarding the Trust, the Company and the Subsidiaries.

         (f) To advise the Underwriters promptly of the happening of any event known to the Trust or the Company within the time during which a Prospectus relating to the Securities is required to be delivered under the Securities Act Regulations which, in the judgment of the Company, would require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, during such time, to prepare and furnish, at the Company's expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change and to furnish to the Underwriters a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission.

         (g) To furnish promptly to each Representative and counsel for the Underwriters, without charge, a signed copy of the Registration Statement, as originally filed with the Commission, and of each amendment or supplement thereto (including all exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and such number of conformed copies of the foregoing as the Representatives may reasonably request.

         (h) To furnish to each Representative, not less than one business day before filing with the Commission subsequent to the effective date of the Prospectus and during the period referred to in paragraph (f) above, a copy of any document proposed to be filed with the Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act.

         (i) To apply the net proceeds of the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds".

         (j) To make generally available to their security holders as soon as practicable, but in any event not later than the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement an earnings statement complying with the provisions of Section 11(a) of the Securities Act (in form complying with the provisions of Rule 158 of the Securities Act Regulations,) covering a period of 12 months beginning after the effective date of the Registration Statement.

         (k) To use its best efforts to effect and maintain the quotation of the Securities on the American Stock Exchange or another national securities exchange or automatic quotation system and to maintain the listing of the Securities on the American Stock Exchange or such other national securities exchange or automatic quotation system so long as the Securities are outstanding.

         (l) To not and to use its best efforts to cause their respective Trustees, officers, directors and affiliates not to, (i) take, directly or indirectly prior to termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Trust or the Company, or action which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Securities, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Securities or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Trust or the Company.

         (m) Not to voluntarily claim and to actively resist any attempts to claim the benefit of any usury laws against the holders of the Securities.

         (n) If at any time during the 30-day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Trust or the Company or the Subsidiaries shall occur as a result of which in the reasonable opinion of the Representatives the market price of the Securities has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus) and after written notice from the Representatives advising the Trust and the Company to the effect set forth above, to consult with the Representatives concerning the substance of such rumor, publication or event.

         SECTION 5. Payment of Expenses.

         (a) The Company agrees to pay all costs and expenses incident to the performance of obligations of the Company and the Trust under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with
(i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any transfer taxes or duties payable upon the sale of the Securities to the Underwriters, (iii) the printing of this Agreement and any dealer agreements and furnishing of copies of each to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the registration or qualification of the Securities for offering and sale under state laws that the Company and the Representatives have mutually agreed are appropriate and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters), and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) filing for review of the public offering of the Securities by the NASD (including the filing fees and other disbursements of counsel for the Underwriters relating thereto), (vi) the fees and expenses of any transfer agent, registrar and/or depository (including DTC) for the Securities and miscellaneous expenses referred to in the Registration Statement, (vii) all fees and expenses in connection with preparation and filing of the Registration Statement on Form 8-A relating to the Securities and all the fees and expenses incurred in connection with the inclusion of the Securities in the American Stock Exchange, (viii) the fees and expenses of the Trustees, the Guarantee Trustee and the Indenture Trustee and their counsel in connection with the Declaration, the Guarantee, the Indenture and the Securities, (ix) making road show presentations with respect to the offering of the Securities, (x) preparing and distributing copies of transaction documents for the Representatives and their legal counsel and (xi) the performance of the Trust and the Company's other obligations hereunder. Upon the request of the Representatives, the Company will provide funds in advance for filing fees.

         (b) The Company agrees to reimburse the Representatives for the out-of-pocket expenses incurred by the Representatives in connection with the performance of their activities under this Agreement, including, but not limited to, costs such as printing, facsimile, courier service, direct computer expenses, accommodations and travel. In addition, the Company agrees to reimburse the Representatives for $30,000 of the fees and expenses of the Underwriters' outside legal counsel (other than the fees and expenses of such counsel with respect to state securities or blue sky laws, which shall be reimbursed by the Company pursuant to the provisions of subsection (a) above) if the transactions contemplated by this Agreement are consummated, or in the alternative, all fees and disbursements of the Underwriters' legal counsel if the transactions contemplated by this Agreement are not consummated.

         SECTION 6. Conditions of the Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Securities at the Closing Time or on the Date of Delivery, if any, as applicable, are subject to the accuracy of the representations and warranties of the Trust and the Company in all material respects on the date hereof and at the Closing Time and on each Date of Delivery, as applicable, the performance by the Trust and the Company of their respective obligations hereunder in all material respects and to the satisfaction of the following further conditions at the Closing Time or on each Date of Delivery, if any, as applicable.

         (a) At the Closing Time and on each Date of Delivery, the Underwriters shall have received an opinion of Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P., counsel for the Company, addressed to the Underwriters and dated the Closing Time and each Date of Delivery and in form and substance satisfactory to Andrews & Kurth L.L.P., counsel for the Underwriters, as to the matters set forth in Exhibit A.

         (b) At the Closing time and on each Date of Delivery, the Underwriters shall have received an opinion of Jeffrey P. Kassing, General Counsel for the Company, addressed to the Underwriters and dated the Closing Time and each Date of Delivery, in form and substance satisfactory to Andrews & Kurth L.L.P., counsel for the Underwriters, as to the matters set forth in Exhibit B.

         (c) At the Closing Time and on each Date of Delivery, the Underwriters shall have received an opinion of Potter Anderson & Corroon LLP, special Delaware counsel for the Trust, addressed to the Underwriters and dated the Closing Time and each Date of Delivery and in form and substance satisfactory to Andrews & Kurth L.L.P., as to the matters set forth in Exhibit C.

         (d) The Representatives shall have received from KPMG Peat Marwick LLP a letter, dated as of the date of this Agreement in form and substance satisfactory to the Representatives, relating to the consolidated financial statements of the Company and the Subsidiaries, and such other matters customarily covered by comfort letters issued in connection with registered public offerings.

         (e) At the Closing Time and at each Date of Delivery, if any, the Representatives shall have received from KPMG Peat Marwick LLP a letter, dated as of the Closing Time or Date of Delivery, as applicable, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection
(c) of this Section 6.

         (f) The Representatives shall have received at the Closing Time and on each Date of Delivery, if any, the favorable opinion of Andrews & Kurth L.L.P., dated the Closing Time or such Date of Delivery, addressed to the Representatives and in form and substance satisfactory to the Representatives.

         (g) No amendment or supplement to the Registration Statement or Prospectus shall have been filed to which the Underwriters shall have objected in writing.

         (h) The Registration Statement, including any Rule 462(b) Registration Statement, shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act and no proceedings for that purpose shall have been initiated or be pending or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing information relating to the description of the Securities, the specific method of distribution and similar matters shall have been filed with the Commission in accordance with Rule 424(b) (or any required post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A).

         (i) Between the time of execution of this Agreement and the Closing Time or the relevant Date of Delivery no material and unfavorable change in the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, shall occur or become known (whether or not arising in the ordinary course of business) and no transaction which is material and unfavorable to the Company and the Subsidiaries, taken as a whole, shall have been entered into by the Company or either of the Subsidiaries, and the Representatives shall have received a certificate of the Chairman of the Board and Chief Executive Officer of the Company and the Executive Vice President and Chief Financial Officer of the Company, in such capacities, dated as of the Closing Time or the Date of Delivery, as the case may be, to the effect that (i) there has been no such material adverse change and no such transactions entered into, (ii) the representations and warranties of the Company and the Trust set forth in
Section 3 of this Agreement are true and correct (iii) the Company and the Trust have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

         (j) The Securities shall have been approved for listing on the American Stock Exchange.

         (k) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

         (l) The Underwriters shall have received executed copies of each of the Guarantor Documents which shall have been entered into by the Company and the other parties thereto.

         (m) The Trust and the Company shall have furnished to the Underwriters such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus, the representations, warranties and statements of the Company and the Trust contained herein, the performance by the Trust and the Company of their respective covenants contained herein, and the fulfillment of any conditions contained herein, as of the Closing Time or any Date of Delivery, as the Underwriters may reasonably request.

         (n) The Trust and the Company shall have performed such of their respective obligations under this Agreement as are to be performed by the terms hereof at or before the Closing Time or the relevant Date of Delivery.

         SECTION 7. Termination. The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representatives, at any time prior to the Closing Time or any Date of Delivery,
(i) if any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, or (ii) if there has been since the respective dates as of which information is given in the Registration Statement, any material adverse change, or any development involving a prospective material adverse change, in or affecting the assets, business, operations, earnings, prospects, properties, condition (financial or otherwise) or management of the Company and the Subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, or (iii) if there has occurred any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic, political or other conditions the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or enforce contracts for the sale of the Securities, or
(iv) if trading in any securities of the Company has been suspended by the Commission or by the American Stock Exchange or the Pacific Stock Exchange, or if trading generally on the American Stock Exchange, Pacific Stock Exchange, New York Stock Exchange or in the Nasdaq over-the-counter market has been suspended (including automatic halt in trading pursuant to market-decline triggers other than those in which solely program trading is temporarily halted), or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchanges or the NASD or Nasdaq or by order of the Commission or any other governmental authority, or (v) any federal or state statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which in the reasonable opinion of the Representatives materially adversely affects or will materially adversely affect the business or operations of the Company and the Subsidiaries, taken as a whole, or (vi) any action has been taken by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in the reasonable opinion of the Representatives has a material adverse effect on the securities markets in the United States.

         If the Representatives elect to terminate this Agreement as provided in this Section 7, the Trust, the Company and the Underwriters shall be notified promptly by telephone, promptly confirmed by facsimile.

         If the sale to the Underwriters of the Securities, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company and the Trust shall be unable to comply in all material respects with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5 and 9 hereof) and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

         SECTION 8. Increase in Underwriters' Commitments. If any Underwriter shall default at the Closing Time or on a Date of Delivery in its obligation to take up and pay for the Securities to be purchased by it under this Agreement on such date, the Representatives shall have the right, within 36 hours after such default, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Securities which such Underwriter shall have agreed but failed to take up and pay for (the "Defaulted Securities"). Absent the completion of such arrangements within such 36-hour period, (i) if the total number of Defaulted Securities does not exceed 10% of the total number of Securities to be purchased on such date, each non-defaulting Underwriter shall take up and pay for (in addition to the number of Securities which it is otherwise obligated to purchase on such date pursuant to this Agreement) the portion of the total number of Securities agreed to be purchased by the defaulting Underwriter on such date in the proportion that its underwriting obligation hereunder bears to the underwriting obligations of all non-defaulting Underwriters; and (ii) if the total number of Defaulted Securities exceeds 10% of such total, the Representatives may terminate this Agreement by notice to the Company, without liability to any non- defaulting Underwriter.

         Without relieving any defaulting Underwriter from its obligations hereunder, the Trust and the Company agree with the non-defaulting Underwriters that the Trust will not sell any Securities hereunder on such date unless all of the Securities to be purchased on such date are purchased on such date by the Underwriters (or by substituted Underwriters selected by the Representatives with the approval of the Company or selected by the Company with the approval of the Representatives).

         If a new Underwriter or Underwriters are substituted for a defaulting Underwriter in accordance with the foregoing provision, the Company or the non-defaulting Underwriters shall have the right to postpone the Closing Time or the relevant Date of Delivery for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

         The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with the like effect as if such substituted Underwriter had originally been named in this Agreement.

         SECTION 9. Indemnity and Contribution by the Trust, the Company and the Underwriters.

         (a) The Trust and the Company, jointly and severally, agree to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Trust and the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Trust and the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by the Underwriters through the Representatives to the Trust and the Company expressly for use in such Registration Statement or such Prospectus, provided, however, that the indemnity agreement contained in this subsection (9)(a) with respect to the Preliminary Prospectus or the Prospectus shall not inure to the benefit of an Underwriter (or to the benefit of any person controlling such Underwriter) with respect to any person asserting any such loss, expense, liability, damage or claim which is the subject thereof if the Prospectus or any supplement thereto prepared with the consent of the Representatives and furnished to the Underwriters prior to the Closing Time corrected any such alleged untrue statement or omission and if such Underwriter failed to send or give a copy of the Prospectus or supplement thereto to such person at or prior to the written confirmation of the sale of Securities to such person.

         If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought against the Trust or the Company pursuant to subsection (a) above, such Underwriter shall promptly notify the Company in writing of the institution of such action, and the Company shall assume the defense of such action, including the employment of counsel and payment of expenses, provided, however, that any failure or delay to so notify the Company will not relieve the Trust or the Company of any obligation hereunder, except to the extent that its ability to defend is actually impaired by such failure or delay. Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action, or the Company shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate firm of attorneys for the Underwriters or controlling persons in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, neither the Trust nor the Company shall be liable for any settlement of any such claim or action effected without the written consent of the Company.

         (b) Each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless the Trust, the Trustees, the Company, the Company's directors, the Company's officers that signed the Registration Statement, and any person who controls the Trust, the Trustees or the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, the Trust, the Company, or any such person may incur under the Securities Act, the Exchange Act or otherwise, but only insofar as such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by such Underwriter through the Representatives to the Company expressly for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Trust and the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated either in such Registration Statement or Prospectus or necessary to make such information, in the light of the circumstances under which they were made, not misleading. The statements set forth (i) in the last paragraph on the cover page and (ii) the third paragraph under the caption "Underwriting" in the Preliminary Prospectus and the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by or on behalf of any Underwriter through the Representatives to the Company for purposes of this Section 9.

         If any action is brought against the Trust, the Company or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Trust, the Company or such person shall promptly notify the Representatives in writing of the institution of such action and the Representatives, on behalf of the Underwriters, shall assume the defense of such action, including the employment of counsel and payment of expenses. The Trust, the Company or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Trust, the Company, or such person unless the employment of such counsel shall have been authorized in writing by the Representatives in connection with the defense of such action or the Representatives shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Underwriters (in which case the Representatives shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that the Underwriters shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such claim or action effected without the written consent of the Representatives.

         (c) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this
Section 9 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Trust and the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Trust and the Company, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Trust and the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities shall be deemed to be in the same proportion as, the total proceeds from the offering (net of Underwriters' compensation but before deducting expenses) received by the Trust and the Company bear to the Underwriters' compensation received by the Underwriters. The relative fault of the Trust or the Company, on the one hand, and of the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Trust and the Company, or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

         (d) The Trust, the Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (c)(i) and, if applicable, (ii), above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the Underwriters' compensation, applicable to the Securities purchased by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
Section 9 are several in proportion to their respective underwriting commitments and not joint.

         SECTION 10. Survival. The indemnity and contribution agreements contained in Section 9 and the covenants, warranties and representations of the Trust and the Company contained in Sections 3, 4 and 5 of this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Trust, the Trustees, the Company, its directors and officers or any person who controls the Trust, the Trustees or the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the sale and delivery of the Securities. Each of the Trust and the Company, and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Trust and the Company, against any of the Trustees or the Company's officers and directors, in connection with the sale and delivery of the Securities, or in connection with the Registration Statement or Prospectus.

         SECTION 11. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered to Friedman, Billings, Ramsey & Co., Inc., 1001 19th Street North, Arlington, Virginia 22209, Attention: Syndicate Department; if to the Company or the Trust, shall be sufficient in all respects if delivered to the Company or the Trust at the offices of the Company at 2200 City Center II, 301 Commerce Street, Fort Worth, Texas 76102.

         SECTION 12. Governing Law; Headings. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

         SECTION 13. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Trust, the Company, and the controlling persons, the Trustees, directors and officers referred to in Sections 9 and 10 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

         SECTION 14. Counterparts and Facsimile Signatures. This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties. A facsimile signature shall constitute an original signature for all purposes.

         If the foregoing correctly sets forth the understanding among the Trust, the Company and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this Agreement shall constitute a binding agreement among the Trust, the Company and the Underwriters.

                               Very truly yours,

                               KBK CAPITAL CORPORATION


                               By:
                                    ----------------------------------
                               Name:
                                      --------------------------------
                               Title:
                                       -------------------------------

                               KBK CAPITAL TRUST I


                               By:
                                    ----------------------------------
                               Name:
                                      --------------------------------
                                      Administrative Trustee


                               By:
                                    ----------------------------------
                               Name:
                                      --------------------------------
                                      Administrative Trustee


Accepted and agreed to as
of the date first above written:

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.


By:
     ---------------------------------------------
Title:
        ------------------------------------------

J.J.B. HILLIARD, W.L. LYONS, INC.


By:
     ---------------------------------------------
Title:
        ------------------------------------------

For themselves and as Representatives of the other
Underwriters named on Schedule I hereto.

                                   SCHEDULE I


                                                                                       Number of Initial
                                                                                           Securities
 Underwriter                                                                            to be Purchased
 -----------                                                                           -----------------
 Friedman, Billings, Ramsey & Co., Inc.  . . . . . . . . . . . . . . . . . . .

 J.J.B. Hilliard, W.L. Lyons, Inc. . . . . . . . . . . . . . . . . . . . . . .



                                                                                           ---------
          Total  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             1,000,000
                                                                                           =========

                                   EXHIBIT A
            OPINION OF LIDDELL, SAPP, ZIVLEY, HILL & LABOON, L.L.P.

         (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

         (ii) The Company has full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and Prospectus and to execute and deliver the Underwriting Agreement, the Guarantees, the Declaration and the Indenture and to consummate the transactions contemplated thereby.

         (iii) Each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and Prospectus.

         (iv) This Agreement has been duly authorized, executed and delivered by the Trust and the Company.

         (v) Each of the Guarantees, the Declaration and the Indenture (collectively, the "Guarantor Agreements") has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with their respective terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity. Each of the Preferred Guarantee, the Declaration and the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

         (vi) The Debentures have been duly authorized and when executed and authenticated in accordance with the provisions of the Indenture will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity.

         (vii) The Securities, the Debentures and the Indenture conform in all material respects as to legal matters to the description thereof contained in the Prospectus.

         (viii) To the best of our knowledge, there are no actions, suits, proceedings, inquiries or investigations pending or threatened against the Company or either of the Subsidiaries or any of their respective officers and directors or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency which are required to be disclosed in the Registration Statement and the Prospectus, or which might be reasonably expected to result in a judgment, decree, award or order having a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole.

         (ix) No filing with, or authorization, approval, consent, license, order registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by the Trust or the Company of their respective obligations under this Agreement, the Guarantees, the Declaration or the Indenture or in connection with the transactions contemplated under this Agreement, the Guarantee, the Declaration and the Indenture, except such as have been already obtained or as may be required under state securities laws.

         (x) The Registration Statement has been declared effective under the Securities Act. Any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b). To the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been initiated or are pending or threatened by the Commission.

         (xi) The Registration Statement and the Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or omitted therefrom and the Trustee's Statement of Eligibility on Form T-1 as to which we express no opinion) complied as to form in all material respects with the requirements of the Securities Act and the Securities Act Regulations.

         (xii) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

         (xiii) The statements (A) in the Prospectus under the captions "Description of the Trust Preferred Securities," "Description of the Guarantee," "Description of the Debentures," "Relationship Among the Trust Preferred Securities, the Debentures and the Guarantee," "Certain Federal Income Tax Consequences" and "ERISA Considerations" and (B) in the Registration Statement under Item 15, and (C) in the Company's most recent Annual Report in Form 10-KSB under the caption "Item 3-Legal Proceedings," insofar as such statements constitute a summary of the legal matters or documents referred to therein, constitute accurate summaries thereof in all material respects.

         (xiv) In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, independent public accountants of the Company and the Representatives, at which the contents of the Registration Statement and Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus (except as and to the extent stated in subparagraphs (vii) and (xiii) above), they have no reason to believe that the Registration Statement at the time it became effective, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus at the time the Registration Statement was declared effective and at the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that, in each case, such counsel need express no view with respect to the financial statements and other financial and statistical data included or incorporated by reference in the Registration Statement, or the Prospectus).

                                   EXHIBIT B
                         OPINION OF JEFFREY P. KASSING

         (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

         (ii) The Company has full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and Prospectus and to execute and deliver the Underwriting Agreement, the Guarantees, the Declaration and the Indenture and to consummate the transactions contemplated thereby.

         (iii) Each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and Prospectus.

         (iv) The Company and the Subsidiaries are duly qualified or licensed by each jurisdiction in which they conduct their respective businesses and in which the failure, individually or in the aggregate, to be so qualified or licensed could have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole, and the Company and the Subsidiaries are duly qualified, and are in good standing, in each jurisdiction in which they own or lease real property or maintain an office and in which such qualification is necessary, except where the failure to be so qualified and in good standing would not have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole.

         (v) The authorized, issued and outstanding shares of capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" under the column entitled "Actual." Such shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable, and none of such shares of capital stock was issued in violation of preemptive or other similar rights of any security holder of the Company. Except as disclosed in the Prospectus, there are no outstanding (i) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (ii) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

         (vi) The outstanding shares of capital stock of the Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and none of such shares of capital stock was issued in violation of preemptive or other similar rights of any security holder of any Subsidiary. There are no
(i) securities or obligations of any of the Subsidiaries convertible into or exchangeable for any capital stock of any Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from any of the Subsidiaries any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of any of the Subsidiaries to issue any shares of capital stock, any such obligations, or any warrants, rights or options. All of the issued and outstanding capital stock of each Subsidiary is owned by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

         (vii) Neither the Company nor either of the Subsidiaries is (A) in violation of the Declaration or its charter or bylaws or (B) in breach or default (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default), in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, license, indenture, mortgage, deed of trust, note, loan or credit agreement or other agreement or instrument to which the Company or either of the Subsidiaries is a party or by which any of them properties is bound or to which any of the property or assets of the Trust, the Company or the Subsidiaries is subject, except for such breaches or defaults which would not have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole.

         (viii) The execution, delivery and performance of the Agreement by the Trust , the compliance by the Trust with all the provisions thereof and the consummation of the transactions contemplated thereby and by the Declaration, including the issuance and sale of the Securities and the Common Securities by the Trust, the purchase of the Debentures by the Trust and the distribution of the Debentures by the Trust in the circumstances contemplated by the Declaration will not (A) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states), (B) constitute a breach of any of the terms or provisions of, or a default under, the charter or by- laws of the Company or either Subsidiary or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and the Subsidiaries taken as a whole to which the Company or either Subsidiary is a party or by which the Company or either Subsidiary or their respective property is bound, (C) violate any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, either Subsidiary or their respective property, or (D) result in the imposition or creation of (or the obligation to create or impose) a security interest, claim, lien, encumbrance or adverse interest of any nature (each a "Lien"), under any agreement or instrument to which the Company or either Subsidiary is a party or by which the Company or either Subsidiary or their respective property is bound.

         (ix) The execution, delivery and performance of the Agreement, the Debentures and the Guarantor Agreements by the Company, the compliance by the Company with all the provisions thereof and the consummation of the transactions contemplated thereby including the issuance and sale of the Securities and the Common Securities by the Trust, the sale of the Debentures by the Company to the Trust, the distribution of the Debentures by the Trust in the circumstance contemplated by the Declaration and the issuance by the Company of the Guarantees will not (A) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as have been made or received and except such as may be required under the securities or Blue Sky laws of the various states), (B) constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or either Subsidiary or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and the Subsidiaries taken as a whole to which the Company or either Subsidiary is a party or by which the Company or either Subsidiary or their respective property is bound, (C) violate any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, either Subsidiary or their respective property or (D) result in the imposition or creation of (or the obligation to create or impose) a Lien (excluding any right of redemption of the Company arising under the Declaration, the Indenture or the Debentures) under any agreement or instrument to which the Company or either Subsidiary is a party or by which the Company or either Subsidiary or their respective property is bound.

         (x) To the best of our knowledge, there are no actions, suits, proceedings, inquiries or investigations pending or threatened against the Company or either of the Subsidiaries or any of their respective officers and directors or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency which are required to be disclosed in the Registration Statement and the Prospectus, or which might be reasonably expected to result in a judgment, decree, award or order having a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole.

         (xi) The descriptions in the Registration Statement and the Prospectus of the contracts and other documents therein described present fairly the information required to be shown, and there are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

         (xii) The documents incorporated by reference in the Registration Statement and the Prospectus, at the time they were filed with the Commission, complied in all material respects with the requirements of the Exchange Act and the Exchange Act Regulations.

         (xiii) The Company and the Subsidiaries own or possess adequate patents, license or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights and know-how (collectively "Intangibles") necessary to entitle the Company and each Subsidiary to conduct its business as described in the Prospectus, and neither the Company, nor any Subsidiary, has received notice of infringement of or conflict with (and the Company knows of no such infringement of or conflict with) asserted rights of others with respect to any Intangibles which could materially and adversely affect the business, prospects, properties, assets, results of operations or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole.

         (xiv) In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, independent public accountants of the Company, representatives of the Representatives, at which the contents of the Registration Statement and Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus (except as and to the extent stated in subparagraph (xi) above), they have no reason to believe that the Registration Statement at the time it became effective, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus at the time the Registration Statement was declared effective and at the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that, in each case, such counsel need express no view with respect to the financial statements and other financial and statistical data included or incorporated by reference in the Registration Statement, or the Prospectus).

                                   EXHIBIT C
                    OPINION OF POTTER ANDERSON & CORROON LLP
                     SPECIAL DELAWARE COUNSEL FOR THE TRUST

         (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act.

         (ii) Under the Delaware Business Trust Act and the Declaration, the Trust has the power and authority (a) to own its properties (including, without limitation, the Debentures) and conduct its business, (b) to execute and deliver, and to perform its obligations under and to consummate the transactions contemplated by, the agreements to which it is a party and (c) to issue and sell, and to perform its obligations under Trust Preferred Securities and the Trust Common Securities, all as described in the Registration Statement and the Prospectus.

         (iii) The Declaration constitutes a valid and binding obligation of the Sponsor and the Trustees, enforceable against the Sponsor and the Trustees, respectively, in accordance with its terms.

         (iv) The execution and delivery by the Trust of the Underwriting Agreement has been duly authorized by all necessary trust action on the part of the Trust.

         (v) The Trust Preferred Securities have been duly authorized by the Declaration, and are validly issued, and subject to the qualifications set forth in Paragraph (viii) below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust.

         (vi) Once duly and validly issued in accordance with the Declaration, the Trust Preferred Securities will entitle the holders of the Trust Preferred Securities to the benefits of the Declaration.

         (vii) The Trust Common Securities have been duly authorized by the Declaration, and are validly issued.

         (viii) The holders of the Trust Preferred Securities, as beneficial owners of Trust Preferred Securities of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware except that the holders of Trust Preferred Securities may be obligated to provide (a) indemnity or security in connection with, and pay taxes or governmental charges arising from, transfers or exchanges of Trust Preferred Securities certificates and the issuance of replacement Trust Preferred Securities certificates and (b) security and indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Declaration.

         (ix) Under the Delaware Business Trust Act and the Declaration, the issuance of the Trust Preferred Securities is not subject to preemptive rights.

         (x) No authorization, approval or consent of any governmental authority or regulatory body of the State of Delaware is required for the consummation by the Trust of the transactions contemplated by the agreements to which it is a party and performance by the Trust of its obligations thereunder or under the Trust Securities, except such as may be required by the securities or Blue Sky laws of the State of Delaware in connection with the offer and sale of the Trust Securities.

         (xi) The (a) issuance and sale by the Trust of the Trust Securities and
(b) the execution, delivery and performance by the Trust of the Agreements to which it is a party and the consummation by the Trust of the transactions contemplated thereunder and the compliance by the Trust with its obligations thereunder, will not contravene or result in a breach or violation of any of the terms or provisions of the Certificate of Trust, the Declaration or any statute, rule or regulation of the State of Delaware known by us to be applicable to the Trust.







                                      C-2